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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                               September 18, 2002

                                INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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          Delaware                     1-12203                   62-1644402
 (State of Incorporation or    (Commission File Number)       (I.R.S. Employer
        organization                                         Identification No.)
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                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
    (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000


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Item 7.    Financial Statements and Exhibits.

           Exhibit No.   Description

           99.1          Press Release dated September 18, 2002

Item 9.    Regulation FD Disclosure.

           On September 18, 2002, Ingram Micro Inc. (the "Registrant") issued a press release releasing financial details of its ongoing profit-enhancement program. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated under Item 9 of this Form 8-K by reference herein. This press release is not to be deemed filed pursuant to the Exchange Act or to form a part of the Registrant's public disclosure in the United States or otherwise.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INGRAM MICRO INC.


                                            By:    /s/ Thomas A. Madden
                                                   ---------------------------
                                            Name:  Thomas A. Madden
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

Date:  September 18, 2002




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